                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Rule 14a-12

                          HIBBETT SPORTING GOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

--------------------------------------------------------------------------------

(4)    Proposed maximum aggregate value of transaction:
                                                       -------------------------
(5)    Total fee paid:
                      ----------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------------

       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------------

       (3) Filing Party:
                        --------------------------------------------------------

       (4) Date Filed:
                      ----------------------------------------------------------


------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 [HIBBETT LOGO]

Dear Stockholder:

         You are invited to attend the annual meeting of the stockholders of Hibbett Sporting Goods, Inc. (the "Company"), which will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Wednesday,
June 5, 2002, at 10:00 A.M., local time for the following purposes:

         (1) to elect two (2) Class III directors for a three-year term expiring in 2005;

         (2) to increase the number of shares of common stock available for grant under the Company's Outside Director Stock Plan by 100,000 shares, as more fully set forth under "Proposal No. 2"; and

         (3)  to transact such other business as may come before the meeting.

         Information concerning these and certain other matters concerning the Company are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

         It is important that your shares be voted at the annual meeting. Therefore, I urge you to read the accompanying Notice of Annual Meeting and Proxy Statement and to mark, sign and return your proxy on the form contained therein. Even if you plan to attend the meeting, please return your signed proxy as soon as possible.

                                   Sincerely,

                                   /s/ Michael J. Newsome

                                   Michael J. Newsome
                                   President and Chief Executive Officer

May 2, 2002
Birmingham, Alabama

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 2002
                    ----------------------------------------


To the Stockholders of
HIBBETT SPORTING GOODS, INC.

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hibbett Sporting Goods, Inc. will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Wednesday, June 5, 2002, at 10:00 A.M., local time for the following purposes:

         (1) to elect two (2) Class III directors who will serve until the annual meeting of stockholders in 2005;

         (2) to increase the number of shares of common stock available for grant under the Company's Outside Director Stock Plan by 100,000 shares, as more fully set forth under "Proposal No. 2"; and

         (3) to transact such other business as may come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 8, 2002 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the meeting.

         Each stockholder is requested to date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.

                                       By order of the Board of Directors,

                                       /s/ Maxine B. Martin

                                       Maxine B. Martin, Secretary

                          HIBBETT SPORTING GOODS, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 5, 2002

                                  INTRODUCTION

Solicitation of Proxies

         The Board of Directors of Hibbett Sporting Goods, Inc. (sometimes referred to herein as the "Board") is furnishing this Proxy Statement to the stockholders of the Company in connection with its solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Wednesday, June 5, 2002, at 10:00 A.M., local time, and at any adjournment thereof. This Proxy Statement and the accompanying proxy form, together with a copy of the Company's annual report for the fiscal year ending February 2, 2002, were mailed to stockholders of the Company on or about May 6, 2002.

         If the enclosed proxy form is executed and returned, it may nevertheless be revoked by (1) written notice of revocation to the Secretary of the Company at its executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, at any time before the proxy is voted, (2) an executed proxy bearing a later date, or (3) by attending and voting in person at the Annual Meeting. If a proxy has been duly executed and returned in time for the Annual Meeting, and has not been revoked, the shares represented thereby will be voted at the Annual Meeting by the persons designated in such proxy in accordance with the instructions set forth on the proxy form. In the absence of instructions to the contrary, all proxies will be voted FOR the proposals described in this Proxy Statement. Michael J. Newsome and John F. Megrue are named as proxies in the enclosed proxy form and have been designated as the directors' proxies by the Board.

Record Date and Voting Stock

         Each stockholder of record at the close of business on April 8, 2002 (the "Record Date") is entitled to vote at the Annual Meeting. Such stockholders will be entitled to cast one vote on each proposal to be voted on at the Annual Meeting for each share of the Company's common stock held on the Record Date. As of the Record Date, there were 9,983,583 shares of the Company's common stock outstanding. There is no cumulative voting of the Company's common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

Identification

     The directors, nominees for directors and executive officers of the Company and their ages as of the date of this Proxy Statement are as follows:

                         Name                                          Age     Position
                         ----                                          ---     --------
Nominees for election to serve until the annual meeting in 2005
---------------------------------------------------------------
 (Class III)
------------
Clyde B. Anderson ....................................................  41     Director

H. Ray Compton .......................................................  59     Director

Directors elected or appointed to serve until the annual meeting
----------------------------------------------------------------
 in 2003 (Class I)
------------------
F. Barron Fletcher, III ..............................................  34     Director

John F. Megrue .......................................................  43     Chairman of the Board; Director

Directors elected or appointed to serve until the annual meeting
-----------------------------------------------------------------
in 2004 (Class II)
------------------
Carl Kirkland ........................................................  61     Director

Michael J. Newsome ...................................................  62     President, Chief Executive Officer, and Director

Thomas A. Saunders, III ..............................................  65     Director

Executive Officers who are not also Directors or nominees for Director
----------------------------------------------------------------------

Gary A. Smith ........................................................  55     Vice President and Chief Financial Officer

Marcus L. Bruchis ....................................................  42     Vice President of Real Estate

Cathy E. Pryor .......................................................  38     Vice President of Store Operations

Jeffry O. Rosenthal ..................................................  44     Vice President of Merchandising

     Clyde B. Anderson has been a Director of the Company since 1987.
Mr. Anderson has served as the Chairman of the Board of Books-A-Million, Inc., a book retailer, since January 2000, Chief Executive Officer of Books-A-Million, Inc., since July 1992 and as director of Books-A-Million, Inc. since November 1987.

     Marcus L. Bruchis has been Vice President, Real Estate since August 1999. Prior to joining the Company, Mr. Bruchis was Vice President, Leasing for Aronov Realty Company, Inc. from 1984 to 1999. Mr. Bruchis worked with Aronov Realty Company for 15 years.

     H. Ray Compton has been a Director of the Company since January 1997. Mr. Compton is a Director, Executive Vice President, and co-founder of Dollar Tree Stores, Inc. From 1986 to 1998, Mr. Compton also served as the Chief Financial Officer of Dollar Tree Stores, Inc.

     F. Barron Fletcher, III has been a Director of the Company since 1995.
Mr. Fletcher joined Saunders Karp & Megrue, L.P. in 1992, was named partner in 1998, and joined SKM Growth Investors in 1999. Prior to joining Saunders Karp & Megrue, L.P., from 1991 through 1992, Mr. Fletcher was a financial analyst with Wasserstein Perella & Co. where he served in the merchant banking department and also in mergers and acquisitions.

     Carl Kirkland has been a Director of the Company since January 1997.
Mr. Kirkland is a co-founder of Kirkland's, Inc., a leading specialty retailer of decorative home accessories and gift items, and has served as the Chief Executive Officer and a director of Kirkland's since 1967. Mr. Kirkland also serves on the board of directors of the

Bank of Jackson in Jackson, Tennessee.

     John F. Megrue has been a Director and the Chairman of the Board of the Company since 1995. Mr. Megrue has been a partner of SKM Partners, L.P. since 1992. From 1989 to 1992, Mr. Megrue served as a Vice President and Principal at Patricof & Co., a private equity investment firm. Mr. Megrue is also a Vice Chairman and director of Dollar Tree Stores, Inc. and a director of The Children's Place, Inc.

     Michael J. Newsome has been the President of the Company since 1981 and was named Chief Executive Officer of the Company in September 1999. Since joining the Company as an outside salesman over 30 years ago, Mr. Newsome has held numerous positions with the Company, including retail clerk, outside salesman to schools, store manager, district manager, division manager and President. Prior to joining the Company, Mr. Newsome worked in the sporting goods retail business for six years.

     Cathy E. Pryor has been with the Company since 1988 and has been the Vice President of Store Operations of the Company since 1995. Prior to 1995,
Ms. Pryor held positions as a district manager and Director of Store Operations of the Company.

     Jeffry O. Rosenthal has been the Vice President of Merchandising of the Company since August 1998. Prior to joining the Company, Mr. Rosenthal was Vice President, Divisional Merchandise Manager for Apparel with Champs Sports, a division of Venator Group, Inc. from 1981 to 1998. Mr. Rosenthal worked for Champs Sports for 17 years.

     Thomas A. Saunders, III, has been a Director of the Company since 1995. Mr. Saunders has been a partner of SKM Partners, L.P. since 1990. Before founding Saunders Karp & Megrue, L.P., Mr. Saunders was a Managing Director of Morgan Stanley & Co. Incorporated from 1974 to 1989. He is also a director of Dollar Tree Stores, Inc. Mr. Saunders is a member of the Board of Visitors of the University of Virginia. He is a former Chairman of the University of Virginia's Darden Graduate School of Business Administration. Mr. Saunders is Chairman of the Thomas Jefferson Foundation (Monticello).

     Gary A. Smith has been the Vice President and Chief Financial of the Company since April 2001. Prior to joining the Company, Mr. Smith was the Chief Financial and Accounting Officer for Moore-Handley, Inc. from 2000 to 2001.
Mr. Smith was the Director of Finance for City Wholesale, Inc. from 1997 to 2000 and a Senior Vice President of Parisian Inc. from 1979 to 1997.

                             THE BOARD OF DIRECTORS

Composition of the Board

         The Company's Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be such number, not more than nine or less than six, as is established from time to time by resolution of the Board of Directors pursuant to the Bylaws. The Board currently consists of seven directors who are divided into three classes, designated Class I, Class II and Class III. Messrs. Fletcher and Megrue are currently serving as Class I directors, Messrs. Kirkland, Newsome and Saunders are currently serving as Class II directors, and Messrs. Anderson and Compton are currently serving as Class III directors. The Class III directors' terms will expire at the close of the Annual Meeting, while the Class I directors will continue to serve until the annual stockholder meeting in 2003, and the Class II directors will continue to serve until the annual stockholder meeting in 2004. The nominees for election at the Annual Meeting as Class III directors to serve until the annual meeting of stockholders in 2005 are Messrs. Anderson and Compton, who have been re-nominated.

Director Compensation

         Under the Bylaws, each non-employee director is entitled to an annual fee of $10,000 plus $500 for each meeting. See "Executive Compensation -- Stock Plan for Outside Directors."

Meetings of the Board of Directors and Committees

     During the fiscal year ended February 2, 2002, the Company's Board of Directors held four regularly scheduled meetings and two special meetings. Each director attended at least 75% of the aggregate of (a) the total number of regularly scheduled meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the fiscal year ended February 2, 2002.

Committees of the Board of Directors

     The Board has established an Executive Committee, an Audit Committee and a Compensation Committee. No member of the Audit Committee or Compensation Committee is or will be an officer or employee of the Company or any of its subsidiaries. The Company does not have a Nominating Committee.

     The Executive Committee is authorized to exercise certain of the powers and authorities of the Board of Directors in the management of the business and affairs of the Company. The authority of the Executive Committee does not extend to certain fundamental corporate transactions. The members of the Executive Committee are Messrs. Megrue, Chairman of the Committee, Anderson and Fletcher. The Executive Committee did not meet in the fiscal year ended February 2, 2002.

         The duties of the Audit Committee are to recommend to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, to review the activities and the reports of the independent accountants, and to report the results of such review to the Board. The Audit Committee also monitors the adequacy of the Company's internal controls. The members of the Audit Committee are Messrs. Compton, Chairman of the Committee, Anderson, and Kirkland. The Audit Committee met two times during the fiscal year ended February 2, 2002. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

         The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers. The members of the Compensation Committee are Messrs. Anderson, Chairman of the Committee, Compton, Kirkland and Megrue. The Compensation Committee has established a separate subcommittee, comprised of Messrs. Anderson, Compton, and Kirkland, each of whom are "non-employee directors" within the meaning set forth in Rule 16b-3 under the Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the treasury regulations thereunder (the "Compensation Subcommittee"), for the purpose of taking certain actions relating to the compensation of one or more of the Company's executives in order to be consistent with the provisions of these regulations. The Compensation Committee and the Compensation Subcommittee each met once during the fiscal year ended February 2, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of April 8, 2002 by each person (or group within the meaning of Section 13(d)(3) of the Exchange Act) known by the Company to own beneficially more than five percent of the Company's common stock:

                                                       Amount and Nature of             Percent of
Name and Address of 5% Beneficial Owners              Beneficial Ownership(1)            Class(1)
----------------------------------------              -----------------------           ----------
The SK Equity Fund, L.P.(2)
SK Investment Fund, L.P.(2)
Allan W. Karp (2)
Thomas A. Saunders, III (2)
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830 ................................         1,960,081                     19.6%

John F. Megrue (2)(3)
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830 ................................         1,969,081                     19.7%

FMR Corp. (4)
82 Devonshire Street
Boston, MA  02109 ..................................         1,266,150                     12.7%

Constitution Research & Management (5)
One Financial Center
Boston, MA  02111 ..................................           821,625                      8.2%

Wasatch Advisors, Inc. (6)
150 Social Hall Avenue
Salt Lake City, Utah   84111 .......................           658,734                      6.6%

T.Rowe Price Associates, Inc. (7)
100 E. Pratt Street
Baltimore, MD   21202 ..............................           585,900                      5.9%
------------------

(1) As used in this table "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2) Includes 1,938,871 shares owned by The SK Equity Fund, L.P. and 21,210 shares owned by SK Investment Fund, L.P. SKM Partners, L.P. (the "General Partner") is the general partner of each of The SK Equity Fund, L.P. and SK Investment Fund, L.P. (the "Funds"). Saunders Karp & Megrue Partners, L.L.C. (the "LLC"), is the general partner of the General Partner and Messrs. Saunders, Karp, and Megrue are authorized members of the LLC. Messrs. Saunders, Karp and Megrue may be deemed to have shared power to vote and to dispose or direct the disposition of all shares owned by the Funds. Messrs. Karp, Megrue, and Saunders disclaim beneficial ownership of such shares, except to the extent that any of them has a limited partnership interest in SK Investment Fund, L.P. and/or The SK Equity Fund, L.P.

(3)  Includes 6,000 shares held as custodian for Mr. Megrue's sons.

(4) Includes shares, as adjusted for the Company's 3 for 2 stock split of common stock, over which FMR Corp., a parent holding company and registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

(5) Includes shares, as adjusted for the Company's 3 for 2 stock split of common stock, over which Constitution Research & Management, registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

(6) Includes shares, as adjusted for the Company's 3 for 2 stock split of common stock, over which Wasatch Advisors, Inc. registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

(7) Includes shares, as adjusted for the Company's 3 for 2 stock split of common stock, over which T. Rowe Price Associates, Inc. registered investment advisor, has discretionary authority to buy, sell and vote, as reported in its Schedule 13G filed with the Securities and Exchange Commission.

Security Ownership of Management

     The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of April 8, 2002, by
(i) each director, (ii) the President, and (iii) the four most highly compensated executive officers, other than the President, whose total annual salary and bonus earned during the fiscal year ended February 2, 2002 exceeded $100,000 (the "Named Executive Officers"), and (iv) all directors and executive officers as a group:

                                                           Amount and Nature              Percent of
Name of Director/Officer (10)                         of Beneficial Ownership(1)           Class(1)
-----------------------------                         --------------------------          ----------

Clyde B. Anderson (2) ..............................              151,392                     1.5%

H. Ray Compton (3) .................................               28,425                     *

Marcus L. Bruchis  (4) .............................                6,404                     *

F. Barron Fletcher, III ............................                1,125                     *

Carl Kirkland (5) ..................................                3,750                     *

John F. Megrue (6)(7) ..............................            1,969,081                    19.7%

Michael J. Newsome (8) .............................              226,992                     2.3%

Cathy E. Pryor (9) .................................               27,210                     *

Jeffry O. Rosenthal ................................                -                          -

Thomas A. Saunders, III (6) ........................            1,960,081                    19.6%

Gary A. Smith ......................................                -                          -

All Directors and Executive
Officers as a group (13 Persons): ..................            2,439,968                    24.4%

--------------------------
 *   Less than one percent
(1) As used in this table "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

 (2) Includes 11,250 shares subject to options, 11,686 shares owned by various trusts in respect of which Mr. Anderson's children are the beneficiaries and 105,294 shares owned by various trusts in respect of which Mr. Anderson is the trustee.

 (3) Includes 22,500 shares subject to options and 1,425 shares held in various trusts.

 (4) Includes 6,000 shares subject to options exercisable on or before June 7, 2002.

 (5) Includes 3,750 shares subject to options.

 (6) Includes 1,938,871 shares owned by The SK Equity Fund, L.P. and 21,210 shares owned by SK Investment Fund, L.P. SKM Partners, L.P. (the "General Partner") is the general partner of each of The SK Equity Fund, L.P. and SK Investment Fund, L.P. (the "Funds"). Saunders Karp & Megrue Partners, L.L.C. (the "LLC"), is the general partner of the General Partner and Messrs. Saunders, Karp, and Megrue are authorized members of the LLC. Messrs. Saunders and Megrue may be deemed to have shared power to vote or direct the vote and to dispose or direct the disposition of all shares owned by the Funds. Messrs. Saunders and Megrue disclaim beneficial ownership of such shares, except to the extent that any of them has a limited partnership interest in SK Investment Fund, L.P. and/or The SK Equity Fund, L.P.

 (7) Includes 6,000 shares held as custodian for Mr. Megrue's sons.

 (8) Includes 113,257 shares subject to options exercisable on or before June 7, 2002.

 (9) Includes 27,210 shares subject to options exercisable on or before June 7, 2002.

(10) Unless otherwise set forth herein, the following are the mailing addresses for the named directors and officers: Clyde B. Anderson, 402 Industrial Lane, Birmingham, AL 35211; H. Ray Compton, 500 Volvo Parkway, Chesapeake, VA 23320; F. Barron Fletcher, III, SKM Growth Investors, 500 N. Akard Street, Suite 3950, Dallas, TX 75201; Marcus L. Bruchis, Michael J. Newsome, Cathy E. Pryor, Jeffry O. Rosenthal and Gary A. Smith, 451 Industrial Lane, Birmingham, AL 35211; Carl Kirkland, P.O. Box 7222, Jackson, TN 38308.

                             EXECUTIVE COMPENSATION

Summary Compensation Information

     The following table sets forth the compensation earned by the Chief Executive Officer and the Named Executive Officers in the fiscal years ended February 2, 2002, February 3, 2001, and January 29, 2000.

                                    SUMMARY COMPENSATION TABLE

                                            Annual Compensation                 Long Term Compensation
                                -----------------------------------------   --------------------------------
                                                                                   Awards            Payouts
                                                                            -----------------------  -------
                                                                                         Securities
                                                                            Restricted   Underlying
      Name and                                               Other Annual      Stock      Options     LTIP        All Other
 Principal Position             Year(1)   Salary     Bonus   Compensation     Awards    /SARs(#)(2)  Payouts   Compensation(3)
 ------------------             -------  --------   -------- ------------   ----------  -----------  -------   ---------------

Michael J. Newsome,              2002    $291,500   $ 78,636       -0-           -0-       22,500      -0-         $7,500
President, Chief Executive       2001    $275,000   $132,080       -0-           -0-       45,000      -0-         $7,650
Officer and Director             2000    $229,231   $132,700       -0-           -0-       75,000      -0-         $7,200

Marcus L. Bruchis (4),           2002    $126,000   $ 17,846       -0-           -0-        7,500      -0-         $7,200
Vice President of                2001    $120,000   $ 33,870       -0-           -0-        7,500      -0-         $    0
Real Estate                      2000     $57,500   $  7,250       -0-           -0-       15,000      -0-         $    0

Cathy E. Pryor,                  2002    $170,000   $ 67,850       -0-           -0-        7,500      -0-         $7,500
Vice President of                2001    $161,500   $ 79,530       -0-           -0-       15,000      -0-         $7,650
Store Operations                 2000    $140,000   $ 67,040       -0-           -0-       15,000      -0-         $5,030

Jeffry O. Rosenthal,             2002    $162,500   $ 42,498       -0-           -0-       15,000      -0-         $7,500
Vice President of                2001    $151,500   $ 75,420       -0-           -0-       15,000      -0-         $7,590
Merchandising                    2000    $130,000   $ 68,330       -0-           -0-       15,000      -0-         $5,850

Gary A. Smith (5),
Vice President &
Chief Financial Officer          2002    $101,250   $ 35,181       -0-           -0-        7,500      -0-         $    0

---------------

(1) Hibbett's fiscal year ends on the Saturday nearest to January 31 of each year.
(2) Consists of stock options granted pursuant to the 1996 Plan, as defined below.
(3) Consists of contributions by the Company under the Hibbett Sporting Goods, Inc. 401(k) Profit Sharing Plan.
(4)  Mr. Bruchis joined the Company in August 1999.
(5)  Mr. Smith joined the Company in April 2001.

Stock Option Plans

     The Company's stockholders approved and adopted the Hibbett Sporting Goods, Inc. Stock Option Plan (as amended from time to time, the "Original Plan") as of August 25, 1995, in order to provide selected officers and employees of the Company who are responsible for the conduct and management of its business with equity-based incentives in connection with the performance of their duties and responsibilities with the Company. The Original Plan authorized the granting of stock options for the purchase of up to 99,528 shares of common stock. Options on all of these shares have been granted and the Company's Board of Directors has discontinued future grants of stock options under the Original Plan. As of April 1, 1996, the Company's stockholders approved and adopted the Hibbett Sporting Goods, Inc. 1996 Stock Option Plan (as amended from time to time, the "1996 Plan") under which future grants of stock options under the Company's stock option program will be made. The 1996 Plan authorizes the granting of stock options for the purchase of up to 807,849 shares of common stock. During Fiscal 2002, the Board of Directors and the Company's stockholders approved an additional 525,000 options available for grant under the 1996 Plan.

     The Original Plan and the 1996 Plan (collectively, the "Option Plans") provide for the grant of stock options, which may be non-qualified stock options or incentive stock options for tax purposes. The Option Plans are administered by the Compensation Committee, which may delegate its authority to administer the Option Plans to the Compensation Subcommittee in order to be consistent with the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and Section 162(m) of the Code and the treasury regulations thereunder. See "Report on Executive Compensation -- Deductibility of Compensation." Under the Option Plans, all full-time employees selected by the Compensation Committee will be eligible to receive options. The Compensation Committee is authorized to determine the terms and conditions of all option grants, subject to the limitations that the option price per share under the Option Plans may not be less than the fair market value of a share of common stock on the date of grant and that the term of an option may not be longer than ten years. Payment of the option price may be made in the discretion of the Compensation Committee in cash or common stock or a combination thereof. Options granted under the Option Plans are not transferable except by will or the laws of descent and distribution and are exercisable during the optionee's life only by the optionee. In the event of a change in control (as defined in the Option Plans), the Compensation Committee may take any action it deems appropriate with respect to outstanding options.

     The Option Plans may be amended or terminated by the Compensation Committee from time to time to the extent deemed appropriate; provided, however, that no amendment shall be made (i) which would impair the rights of an optionee without such optionee's consent or (ii) in the case of the Original Plan, which would increase the number of shares reserved for issuance under such Plan or change the class of employee eligible to participate in such Plan absent stockholder approval.

Stock Plan for Outside Directors

     The Company's Board of Directors has adopted, and the Company's stockholders have approved, the Hibbett Sporting Goods, Inc. Stock Plan for Outside Directors (the "Director Plan"), which provides for awards of nonqualified options to directors of the Company who are not employees of the Company, Saunders Karp & Megrue, L.P., or any affiliate of either of them ("Eligible Directors"). The purpose of the Director Plan is to promote the interests of the Company and its stockholders by increasing the proprietary interest of Eligible Directors in the growth and performance of the Company.

     Pursuant to the Director Plan, each Eligible Director will be granted an option to purchase 7,500 shares of common stock upon his/her initial election to the Board. On the last day of each fiscal year of the Company (commencing in fiscal year 1998), each Eligible Director shall be granted an additional option for 3,750 shares of common stock; provided that any person elected as an Eligible Director during a fiscal year will be granted an option for a prorated portion of 3,750 shares on the last day of the fiscal year during which such person was elected. Each option will (i) vest immediately and (ii) expire on the earlier of the tenth anniversary of the grant date or one year from the date on which an optionee ceases to be an Eligible Director. The exercise price per share of common stock will be 100% of the fair market value per share on the grant date.

     The maximum number of shares of common stock in respect of which options may be granted under the Director Plan is 75,000. Shares of common stock subject to options that are forfeited, terminated or canceled will again be available for awards. The shares of common stock to be delivered under the Director Plan will be made available from the authorized but unissued shares of common stock or from treasury shares. The number and class of shares available under the Director Plan and/or subject to outstanding options may be adjusted by the Board to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

Employee Stock Purchase Plan

     The Company's Board has adopted, and the Company's stockholders have approved, the Hibbett Sporting Goods, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). Under the Employee Stock Purchase Plan, a maximum of 112,500 shares of common stock may be purchased from the Company by the employees through payroll withholding pursuant to a series of quarterly offerings. The Employee Stock Purchase Plan is established pursuant to the provisions of Section 423 of the Code. All full-time employees who have completed one year of service, except for employees who own common stock of the Company or options on such stock which represent more than 5% of the common stock of the Company, are eligible to participate. The Employee Stock Purchase Plan is administered by the Compensation Committee. The Compensation Committee has discretion to administer, interpret and construe any and all provisions of the Employee Stock Purchase Plan. The Compensation Committee's determinations will be conclusive. In the event of certain corporate transactions or events affecting the common stock or structure of the Company, the Compensation Committee may make certain adjustments set forth in the Employee Stock Purchase Plan. The Board may amend, alter or terminate the Plan at any time; provided that stockholder approval must generally be obtained for any change that would require stockholder approval under any regulatory or tax requirement that the Board deems desirable to comply with or obtain relief under and subject to the requirement that no rights under an outstanding option may be impaired by such action without the consent of the holder thereof. The purchase price of the common stock will be 85% of the fair market value of the common stock on the date of the offering commencement or termination, whichever is lower. The shares of common stock, which may be purchased pursuant to the Employee Stock Purchase Plan will be made available from authorized but unissued shares of common stock or from treasury shares. No employee will be granted any right to purchase common stock with a value in excess of $25,000 per year.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth certain information concerning grants of stock options made to the Named Executive Officers during the fiscal year ended February 2, 2002.

                                                                                                 Potential
                                                                                            Realizable Value at
                                                                                              Assumed Annual
                                                                                           Rates of Stock Price
                                                                                               Appreciation
                                              Individual Grants                               for Option Term
                          ---------------------------------------------------------       -------------------------
                            Number of      % of Total
                           Securities     Options/SARs     Exercise
                           Underlying      Granted to       or Base
                          Options/SARs      Employees        Price       Expiration
         Name              Granted(1)    In Fiscal Year     ($/Sh)          Date           5% (3)          10% (3)
         ----             ------------   --------------    --------      ----------       --------       ----------
Michael J. Newsome .....   22,500 (2)         18.7%         $19.92        02/21/11        $572,954       $1,037,607

Marcus L. Bruchis ......    7,500 (2)          6.2%         $19.92        02/21/11        $190,985       $  345,869

Cathy E. Pryor .........    7,500 (2)          6.2%         $19.92        02/21/11        $190,985       $  345,869

Jeffry O. Rosenthal ....   15,000 (2)         12.5%         $19.92        02/21/11        $381,970       $  691,738

Gary A. Smith ..........    7,500 (3)          6.2%         $20.57        04/30/11        $190,985       $  345,869

-----------------
(1) These options have a term of ten years and vest over a five-year period in equal installments beginning on the first anniversary of the grant date.

(2)  These options were granted as of February 21, 2001 under the 1996 Plan.

(3)  These options were granted on April 30, 2001 under the 1996 Plan.

(4) The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock. There can be no assurance that the assumed rates of appreciation will be achieved.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     No stock appreciation rights were exercised by the Named Executive Officers or were outstanding at the end of the year. The following table sets forth certain information concerning options exercised during the fiscal year ended February 2, 2002 and unexercised options and fiscal year-end option values for the Named Executive Officers.



                                                                              Number of
                                                                             Securities                Value of
                                                                             Underlying             Unexercised in-
                                                                             Unexercised               the-Money
                                                                            Options/SARs             Options/SARs
                                                                            at FY-End (#)            at FY-End ($)
                                Shares Acquired                             Exercisable/             Exercisable/
Name                              On Exercise        Value Realized         Unexercisable          Unexercisable (1)
----                            ---------------      --------------        ---------------        ------------------

Michael J. Newsome ...........       21,000             $228,837           137,510/105,000        $1,068,836/700,980

Marcus L. Bruchis ............        2,250             $ 34,140              6,000/19,500        $   36,390/109,920

Cathy E. Pryor ...............       21,319             $174,471             24,210/30,000        $  149,213/185,580

Jeffry O. Rosenthal ..........          -0-                  -0-             27,000/33,000        $  160,830/161,820

Gary A. Smith ................          -0-                  -0-                   0/7,500                       -0-

--------------------
(1) Based on the fair market value of the Company's common stock at the end of the fiscal year ended February 2, 2002 ($20.42 per share) less the exercise price payable for such shares.

                        REPORT ON EXECUTIVE COMPENSATION

Compensation Committee

     The Compensation Committee was established by the Board of Directors on January 10, 1997, to oversee the Company's compensation program for the officers of the Company. The Compensation Committee is comprised of Messrs. Anderson, Chairman of the Committee, Compton, Kirkland and Megrue. The primary function of the Compensation Committee is to make recommendations and reports to the Board of Directors with respect to salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers. The Board of Directors has established a separate Compensation Subcommittee, comprised of Messrs. Anderson, Compton, and Kirkland, each of whom are "non-employee directors" within the meaning set forth in Rule 16b-3 under the Exchange Act and "outside directors" within the meaning set forth in Section 162(m) of the Code and the treasury regulations thereunder, for the purpose of taking certain actions relating to the compensation of one or more of the Company's executives in order to be consistent with the provisions of these regulations.

Compensation Policy

     The Company's total compensation structure is comprised of annual base salary, annual cash bonus payments, and long term equity-based compensation granted pursuant to the Option Plans. The Company's overall compensation program has been designed to attract and retain key executives and to provide appropriate incentives to these executives to maximize the Company's long term financial results for the benefit of the stockholders. A significant portion of the executive compensation package is comprised of equity-based compensation in order to align the interests of management with those of the stockholders. Individual compensation levels are based not only upon the relative success of the Company, but also upon the duties and responsibilities assumed by each officer, individual performance, and their attainment of individual and business unit goals.

     Base Salary. The salary levels for the Company's executive officers for the fiscal year ended February 2, 2002, including the salary of Mr. Newsome as President and Chief Executive Officer of the Company, are based upon individual performance and responsibility, as well as the salary levels paid by other similarly situated sporting goods and specialty retail companies. Based upon a review of similarly situated full-line sporting goods and specialty retail companies, the base salary levels approved by the Board of Directors are generally lower than the average salary levels of such companies.

     Cash Bonuses. The Company's cash bonus program is designed to provide short-term incentive compensation to the Company's officers based upon pre-established performance goals for both the Company and each officer. The Compensation Subcommittee determines the amounts of annual bonus awards for each officer based upon Company and individual performance. For the fiscal year ended February 2, 2002, the Compensation Subcommittee approved the payment of cash bonuses to executive officers of the Company, which bonuses ranged from approximately 14% of annual base salary to approximately 40% of annual base salary and were based upon the standards described above, with certain emphasis on individual contribution to the success of the Company during the year and on the performance of those aspects of the Company's business for which each officer has responsibility.

     Stock Options. The Option Plans provide for grants of stock options to the Company's key employees. The payment of equity-based compensation to the Company's officers under the Option Plans is designed to focus their attention on the enhancement of stockholder value. During fiscal 2002, options to purchase a total of 123,900 shares of the Company's common stock at an average exercise price of $19.92 were granted under the 1996 Plan to 74 employees, including a grant of 60,000 options to a total of five executive officers. Options granted under the 1996 Plan vest over a five-year period, in equal installments, beginning on the first anniversary of the grant date. The awards granted to the Company's officers in fiscal year 2002 represent the Company's desire to align the interests of these individuals with the interests of the Company's stockholders and to provide incentives to these individuals to enhance the Company's growth and success. The size of the awards to individual executive officers was determined by the Compensation Subcommittee based upon a subjective assessment of each officer's performance and individual contribution to the Company, his or her position and level of responsibility, and other factors.

     Compensation of the President and Chief Executive Officer. The Compensation Committee reviews and approves the compensation of Michael J. Newsome, the Company's President and Chief Executive Officer. For the fiscal year ended February 2, 2002, Mr. Newsome earned compensation comprised of each of the components of the Company's executive compensation program described above. In evaluating the compensation of Mr. Newsome, the Compensation Committee considered not only the salaries of the presidents and chief executive officers of other sporting goods and specialty retail companies, but also the importance of Mr. Newsome's influence on the continued financial growth and success of the Company in the future. The Compensation Committee believes that compensation under the various plans, both for Mr. Newsome and for the other executive officers, brings the total potential compensation to appropriate levels relative to their positions and levels of responsibility.

Deductibility of Compensation

     Section 162(m) of the Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to executive officers. The Compensation Committee does not believe that the limitations on deductibility imposed by Section 162(m) will be implicated by the Company's executive compensation program during fiscal year 2003, and the Compensation Committee believes it will be able to manage the Company's executive compensation program in a manner which will preserve federal income tax deductions for the foreseeable future.

            /s/ Clyde B. Anderson                 /s/ Carl Kirkland
            ---------------------                 -----------------

            /s/ H. Ray Compton                    /s/ John F. Megrue
            ------------------                    ------------------


     The Report on Executive Compensation shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's Annual Report to Stockholders or its Annual Report on Form 10-K.

    OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Certain Relationships And Related Transactions

     The Company believes that the terms of each transaction described below are comparable to, or more favorable to, the Company than the terms that would have been obtained in an arms' length transaction with an unaffiliated party.

     On November 1, 1995, the Company entered into an advisory agreement with Saunders Karp & Megrue, L.P. ("SKM"), a limited partnership the general partner of which is SKM Partners L.P., which is also the general partner of each of the Funds. Pursuant to the advisory agreement SKM has agreed to provide certain financial advisory services to the Company. In consideration for these services, SKM is entitled to receive an annual fee of $200,000, payable quarterly in advance. The Company also has agreed to indemnify SKM for certain losses arising out of the provision of advisory services and to reimburse certain of SKM's out-of-pocket expenses. During fiscal 2002, the Company filed an S-3 on behalf of this stockholder. Approximately $200,000 will be reimbursed to the Company for expenses incurred with the filing.

     The Company has entered into a sublease agreement ("Sublease Agreement") with Books-A-Million, Inc. ("Books-A-Million"), a book retailer in the southeastern United States, whose chief executive officer, Clyde B. Anderson, is on the Company's Board of Directors, pursuant to which the Company will sublease certain real estate from Books-A-Million in Florence, Alabama for one of its stores. The term of the Sublease Agreement expires in June 2008. Under the Sublease Agreement, the Company will make annual lease payments to Books-A-Million of approximately $191,000.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Clyde B. Anderson, H. Ray Compton, Carl Kirkland and John F. Megrue. No present or former officer of the Company or its subsidiaries serves as a member of the Compensation Committee. During fiscal year 2002, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board of Directors and/or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires that executive officers and directors of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Form 3 (initial statement of ownership), Form 4 (monthly report), and Form 5 (annual report). Based solely upon a review of copies of such reports, the Company believes that
Section 16(a) filing requirements applicable to its officers and directors were complied with during said fiscal year.

                                  AUDIT MATTERS

Independent Auditors

     The Audit Committee of the Board of Directors has not selected the independent accountants for Fiscal 2003. For Fiscal 2002, the Company used Arthur Andersen LLP as its independent accountants. The Audit Committee expects to select the Company's independent accountants for Fiscal 2003 by no later than May 31, 2002. Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.

Audit Fees

     Arthur Andersen LLP billed the Company an aggregate of $84,850 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year, including reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended February 2, 2002.

All Other Fees

     Arthur Andersen LLP billed the Company an aggregate of $169,635 in fees for all other services rendered to the Company and its affiliates for the fiscal year ended February 2, 2002, including audit related fees of $91,790 and tax compliance and consulting fees of $77,845. Audit related fees include accounting consultation, assistance with registration statements, comfort letters, and consents. There were no financial information systems design and implementation fees.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is included in this Proxy Statement.

     The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended February 2, 2002 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

     The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's auditors meet the applicable standards for auditor independence.

     Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended February 2, 2002 for filing with the Securities and Exchange Commission.

     Submitted on May 2, 2002 by the members of the Audit Committee of the Company's Board of Directors.

       H. Ray Compton, Chair              Carl Kirkland

       Clyde B. Anderson

The Report of the Audit Committee shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's Annual Report to Stockholders or its Annual Report on Form 10-K.

                                Performance Graph

The following graph compares the percentage change in the Company's cumulative total shareholder return on its common stock against a cumulative total return of the NASDAQ Composite Index and the NASDAQ Retail Trade Index. The graph below outlines returns for the period beginning on January 31, 1997 to January 31, 2002. The Company has not paid any dividends. Total shareholder return for prior periods is not necessarily an indication of future performance.

            [PERFORMANCE GRAPH - Cumulative Total Shareholder Return]


HIBBETT SPORTING GOODS INC

                                                 Cumulative Total Return
                                   ---------------------------------------------------
                                    1/97     1/98     1/99     1/00     1/01     1/02

HIBBETT SPORTING GOODS, INC.       100.00   138.85   109.23   104.23   211.16   187.02
NASDAQ STOCK MARKET (U.S.)         100.00   117.99   184.64   288.57   202.09   141.89
NASDAQ RETAIL TRADE                100.00   116.63   142.32   115.76    89.71   105.70

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be such number, not more than nine or less than six, as is established from time to time by resolution of the Board of Directors pursuant to the Bylaws. As noted above, the Board of Directors currently consists of seven directors who are divided into three classes, designated Class I, Class II and Class III. Messrs. Fletcher and Megrue are designated as Class I directors, Messrs. Kirkland, Newsome and Saunders are designated as Class II directors, and Messrs. Anderson and Compton are designated as Class III directors. The Class III directors' terms will expire at the close of the Annual Meeting in 2002, while the Class I directors will continue to serve until the annual stockholder meeting in 2003, and the Class II directors will serve until the annual stockholder meeting in 2004.

     The Board of Directors proposes the re-election of Clyde Anderson and H. Ray Compton as Class III directors, to hold office for a term of three years, expiring at the close of the annual meeting of stockholders to be held in 2005 and until their successors are elected and qualified. Proxies may not be voted for a greater number of persons than the nominees named herein.

     If the nominee becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board of Directors may recommend unless the Board reduces the number of directors.

     The Board recommends that the stockholders vote FOR the nominees.

                                PROPOSAL NUMBER 2
           APPROVAL OF AMENDMENT TO OUTSIDE DIRECTOR STOCK OPTION PLAN

     The Company's Board of Directors has previously adopted, and the Company's stockholders have previously approved, the Hibbett Sporting Goods, Inc. Stock Plan for Outside Directors (the "Director Plan"), which provides for awards of nonqualified options to directors of the Company who are not employees of the Company, Saunders Karp & Megrue, L.P., or any affiliate of either of them ("Eligible Directors"). The purpose of the Director Plan is to promote the interests of the Company and its stockholders by increasing the proprietary interest of Eligible Directors in the growth and performance of the Company. The Board of Directors feels that the Director Plan has proved to be of substantial value in stimulating the efforts of Eligible Directors by increasing their ownership stake in the Company.

     The Director Plan currently authorizes the granting of stock options for the purchase of up to 75,000 shares of common stock. As of May 2, 2002, substantially all of the shares reserved for issuance thereunder were subject to outstanding options.

     The Board of Directors proposes to amend the Director Plan to provide for an increase of 100,000 in the number of shares of common stock reserved thereunder from 75,000 to 175,000. The Board of Directors believes that the increase in the number of shares of common stock available for issuance as proposed will provide the Compensation Committee with greater flexibility in the administration of the Director Plan and is appropriate given the Company's growth plans.

     The Board recommends that stockholders vote FOR the proposal.

OTHER BUSINESS

     The Company's Board of Directors knows of no other matters to be brought before the meeting other than as described in this Proxy Statement. However, if any other proper matters are brought before the meeting, the persons named in the enclosed proxy, or in the event no person is named, Michael J. Newsome and John F. Megrue, will vote in accordance with their best judgment on such matters.

                        GENERAL INFORMATION ABOUT VOTING

     The election of each nominee for Director under Proposal 1 and the approval of the amendment to the 1996 Plan under Proposal 2 each requires the affirmative vote of the holders of a majority of the shares of the Company's common stock represented at the meeting, in person or by proxy, and entitled to vote on the matter. Abstentions, votes withheld and, unless a broker's authority to vote on a particular matter is limited, shares held in street name that are not voted are counted in determining the votes present at a meeting and entitled to vote, such as for quorum purposes. However, a share that is held in street name that is not voted because the broker's authority to vote on that matter is limited and the broker did not receive a direction on how to vote the share on that matter from the beneficial owner (a "broker non-vote") is not considered entitled to vote and is thus not calculated as a vote cast at the meeting (either for or against the proposal). For both Proposal 1 and Proposal 2, there cannot be any broker non-votes as a broker's authority to vote on such matters is not limited. Therefore, any abstention or vote withheld (including any abstention or vote withheld by a broker with respect to shares held in street name) will have the same effect as a vote against the proposal.

     If no specification is made on a properly executed proxy form, the proxies will vote for the election of each of the nominees for Director (Proposal 1) and in favor of the amendment to the Director Plan (Proposal 2).

             SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL
                             MEETING OF STOCKHOLDERS

     In accordance with Rule 14a-8 under the Exchange Act, in order for a proposal by a stockholder of the Company to be eligible to be included in the Proxy Statement and proxy form for the next annual meeting of stockholders in 2003, the proposal must be received by the Company at its executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, on or before December 31, 2002. If a stockholder desires to bring before the Company's 2002 annual meeting of stockholders that is not a proposal submitted to the Company for inclusion in the proxy statement in accordance with Rule 14a-8 under the Exchange Act, notice of the proposal must be received by the Company at least 45 days before the date in 2003 that corresponds to the date of mailing of this Proxy Statement in order for such notice to be considered timely for purposes of Rule 14a-4 (c) under the Exchange Act. We expect to mail this Proxy Statement on or about May 6, 2002, in which case the Company would have to receive such notice by March 15, 2003 for it to be considered timely under Rule 14a-4 (c).

                             SOLICITATION OF PROXIES

     The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. The Company will request certain banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company held of record by such persons, and the Company will reimburse reasonable forwarding expenses.

                          ANNUAL REPORT AND 10-K REPORT

     This Proxy Statement is being mailed together with an Annual Report of the Company for the fiscal year ended February 2, 2002. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2002, as filed with the Securities and Exchange Commission, will be furnished upon request. The exhibits to the Form 10-K will be furnished upon request and payment of the cost of reproduction. Such written request should be directed to the Company at its address stated herein.

                                         By Order of the Board of Directors

                                         /s/ Maxine B. Martin

                                         Maxine B. Martin, Secretary

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

I.   Purpose of the Audit Committee

     The purpose of the Hibbett Sporting Goods, Inc. Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities. In connection therewith, the Committee will make regular and timely reports to the Board of the results of its review process as outlined below. The Committee shall foster an environment which encourages open lines of communication and effective working relationships with the Board, management, and independent public accountants. Continuous improvement in the Committee's work and the accounting processes of the Company is expected and encouraged including periodic reviews of this Charter which will be updated as necessary.

II.  Composition of the Audit Committee

     The Committee will be comprised of at least three members, the majority of which will be independent. Committee members will be appointed by the Board, and the Chairman will be elected by the Committee. Members will not have any relationships with the Company that might interfere with the exercise of independence. At least one member should have accounting or financial management expertise, and all members should be financially literate. Each member should be able to adequately perform the Committee's Roles and Responsibilities as outlined below and be knowledgeable of the Company's business and related risks therein. Committee members may participate in Committee meetings in person or via telephone.

III. Number and Nature of Meetings

     The Audit Committee will strive to effectively use valuable meeting time through solid planning by the chairman, advance distribution of relevant materials/information, and a highly focused agenda.

     The Committee will meet at least twice annually or more frequently as circumstances dictate. There will be one meeting to review the proposed audit scope and approach by external auditors. At this meeting the Committee will also meet privately with management for open discussion. The second scheduled meeting will be to review the results of the annual audit, including all required communications. At this meeting, the Committee will meet privately with the independent public accountants.

     Quarterly, the Committee will review with financial management earnings prior to release and the Form 10-Q prior to filing. Other special meetings with the Board, management, or independent public accountants will be called as necessary and encouraged in order to address any concerns or issues that may arise and to enhance communications.

IV.  Roles and Responsibilities

     To fulfill its responsibilities and duties, the Audit Committee shall perform the following:
     1. Review and assessment of the Internal Control Structure
        a. Evaluate management's tone and responsiveness toward internal controls;
        b. Review the number, nature, and proper implementation by management of internal control recommendations from independent public accountants;
        c. Inquire as to the adequacy and effectiveness of information system controls and security;
        d. Continually assess the Committee's effectiveness and consider the appropriateness of any additional means through which the Committee's functions could be enhanced including additional documentation of Company controls, training for Committee members, etc.

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        e. Specifically inquire of independent public accountants about significant risks and exposures;

     2. Review and assessment of Financial Reporting
        a. Stay informed of significant accounting and reporting issues;
        b. Review with the independent public accountants the integrity of the Company's financial reporting process;
        c. Review with the independent public accountants and management new accounting pronouncements and their impact on the financial statements;
        d. Review the accounting treatment of unusual or complex transactions;
        e. Monitor key estimates in financial reporting and assess the degree of management's conservatism or aggressiveness;
        f. Review with management and the independent public accountants the annual and interim financial statements and any SEC filings, including Management's Discussion and Analysis for completeness and consistency;
        g. Evaluate the number and nature of any proposed audit adjustments identified by independent public accountants;
        h. Inquire of the independent public accountants as to any major adjustments, disagreements, or difficulties encountered in performing the audit.
        i. Review interim financial statements for consistency, unusual items, etc.

     3. Review and assessment of Compliance with Laws and Regulations
        a. Review the Company's compliance with loan covenants;
        b. Inquire of management, and legal counsel if necessary, as to any legal or compliance matters, including corporate securities trading policies, that could have a significant impact on the Company's financial statements;

     4. Review and assessment of the Audit Process
        a. Review the performance and independence of public accountants and recommend the annual appointment of independent public accountants to the Board;
        b. Review the adequacy and the quality of the annual audit process;
        c. Review and assess audit fees.

     5. Review and assessment of the Company's Code of Conduct
        a. Ensure that a code of conduct is formalized in writing;
        b. Inquire about compliance with the code of conduct;
        c. Inquire of the Company's Chief Financial Officer as to the number, nature, and resolution of incidents reported through the Company's Response Line.


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                          HIBBETT SPORTING GOODS, INC.

        This Proxy is Solicited by the Board of Directors for the Annual
               Meeting of Stockholder to be Held on June 5, 2002.

The undersigned hereby constitutes and appoints Michael J. Newsome and Gary A. Smith, or either of them, with full power of substitution in each, proxies to vote all shares of Common Stock of Hibbett Sporting goods, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, on Wednesday, June 5, 2002, and at all adjournments thereof, as follows:

Election of Directors, Nominees:

                         Clyde Anderson, H. Ray Compton

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

(Continued, and to be Signed, on Reverse Side)

Please mark your votes as in this example:

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND "FOR" PROPOSAL #2.

1.  Election of Directors. (see reverse)    For               Withheld

For, except vote withheld from the following nominee (s):

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2.  To increase the number of shares of common stock reserved for grant under the Company's Stock Plan for Outside Directors by 100,000 shares from 75,000 to 175,000, as more fully set forth under "Proposal No. 2".

                For               Against           Abstain



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                             IMPORTANT: Please sign this Proxy exactly as your
                             name or names appear hereon. If shares are held by more than one owner, each must sign. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full titles.


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                             Signature of Shareholder (DATE)


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                             Signature of Shareholder (DATE)